Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001


Dear Shareholder:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.


Municipal Market Conditions

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range, the ratio also soared, from 83 percent to 95 percent between August and October.

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas represented 35 percent of national volume.

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 continued

                         30-YEAR BOND YIELDS 1997-2001

       Date       AAA Ins         Tsy           % Relationship
     12/31/96      5.60           6.63              84.46%
      1/31/97      5.70           6.79              83.95%
      2/28/97      5.65           6.80              83.09%
      3/31/97      5.90           7.10              83.10%
      4/30/97      5.75           6.94              82.85%
      5/30/97      5.65           6.91              81.77%
      6/30/97      5.60           6.78              82.60%
      7/30/97      5.30           6.30              84.13%
      8/31/97      5.50           6.61              83.21%
      9/30/97      5.40           6.40              84.38%
     10/31/97      5.35           6.15              86.99%
     11/30/97      5.30           6.05              87.60%
     12/31/97      5.15           5.92              86.99%
      1/31/98      5.15           5.80              88.79%
      2/28/98      5.20           5.92              87.84%
      3/31/98      5.25           5.93              88.53%
      4/30/98      5.35           5.95              89.92%
      5/29/98      5.20           5.80              89.66%
      6/30/98      5.20           5.65              92.04%
      7/31/98      5.18           5.71              90.72%
      8/31/98      5.03           5.27              95.45%
      9/30/98      4.95           5.00              99.00%
     10/31/98      5.05           5.16              97.87%
     11/30/98      5.00           5.06              98.81%
     12/31/98      5.05           5.10              99.02%
      1/31/99      5.00           5.09              98.23%
      2/28/99      5.10           5.58              91.40%
      3/31/99      5.15           5.63              91.47%
      4/30/99      5.20           5.66              91.87%
      5/31/99      5.30           5.83              90.91%
      6/30/99      5.47           5.96              91.78%
      7/31/99      5.55           6.10              90.98%
      8/31/99      5.75           6.06              94.88%
      9/30/99      5.85           6.05              96.69%
     10/31/99      6.03           6.16              97.89%
     11/30/99      6.00           6.29              95.39%
     12/31/99      5.97           6.48              92.13%
      1/31/00      6.18           6.49              95.22%
      2/29/00      6.04           6.14              98.37%
      3/31/00      5.82           5.83              99.83%
      4/30/00      5.91           5.96              99.16%
      5/31/00      5.91           6.01              98.34%
      6/30/00      5.84           5.90              98.98%
      7/31/00      5.73           5.78              99.13%
      8/31/00      5.62           5.67              99.12%
      9/30/00      5.74           5.89              97.45%
     10/31/00      5.65           5.79              97.58%
     11/30/00      5.55           5.61              98.93%
     12/31/00      5.27           5.46              96.52%
      1/31/01      5.30           5.50              96.36%
      2/28/01      5.27           5.31              99.25%
      3/31/01      5.26           5.44              96.69%
      4/30/01      5.45           5.79              94.13%
      5/31/01      5.40           5.75              93.91%
      6/30/01      5.35           5.76              92.88%
      7/31/01      5.16           5.52              93.48%
      8/31/01      5.07           5.37              94.41%
      9/30/01      5.20           5.42              95.94%
     10/31/01      5.04           4.87             103.49%
     11/30/01      5.17           5.29              97.73%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.


Performance

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley Insured Municipal Bond Trust (IMB) increased from $14.56 to $15.70 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.78 per share, the Trust's total NAV return was 14.08 percent. IMB's value on the New York Stock Exchange (NYSE) increased from $13.125 to $14.29 per share during this period. Based on this change plus reinvestment of tax-free dividends, IMB's total market return was 15.19 percent. As of October 31, 2001, IMB's share price was at an 8.98 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October. Beginning with the November payment, the monthly dividend was increased from $0.065 to $0.0675 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.128 per share, versus

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 continued


$0.086 per share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's net assets of $105 million were diversified among 11 long-term sectors and 48 credits. At the end of October, the portfolio's average maturity was 21 years. Average duration, a measure of sensitivity to interest-rate changes, was 7.8 years. The accompanying charts and table provide current information on the portfolio's credit enhancements, maturity distribution and sector concentration. Optional call provisions by year and their respective cost (book) yields are also shown.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.08 per share to common share earnings. In July 2001, IMB's ARPS series was auctioned for a 12-month period at 2.80 percent compared to 4.67 percent over the previous 12-month period. The series totaled $30 million and represented 29 percent of net assets.

Looking Ahead

Economists calculated the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 continued


addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 133,900 shares of common stock at a weighted average market discount of 9.67 percent.

We appreciate your ongoing support of Morgan Stanley Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 continued


[GRAPHIC OMITTED]


   LARGEST SECTORS AS OF OCTOBER 31, 2001
            (% OF NET ASSETS)
  CATAGORY
  --------
WATER & SEWER .......................... 23%
TRANSPORTATION ......................... 20%
ELECTRIC ...............................  9%
EDUCATION ..............................  7%
PUBLIC FACILITIES ......................  7%
REFUNDED ...............................  7%
GENERAL OBLIGATION .....................  6%
HOSPITAL ...............................  5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[GRAPHIC OMITTED]


 CREDIT ENHANCEMENTS AS OF OCTOBER 31, 2001
     (% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC .................................. 24%
FGIC ................................... 23%
FSA .................................... 16%
U.S. GOV'T BACKED ......................  3%
MBIA ................................... 34%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[GRAPHIC OMITTED]


          DISTRIBUTION BY MATURITY
         (% OF LONG-TERM PORTFOLIO)

WEIGHTED AVERAGE MATURITY: 21 YEARS

  YEARS
  -----
1-5 YEARS .............................. 0.0%
5-10 YEARS ............................. 6.4%
10-20 YEARS ............................42.0%
20-30 YEARS ............................39.2%
30+ YEARS ..............................12.4%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Bond Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 continued


[GRAPHIC OMITTED]


CALL AND COST (BOOK) YIELD STRUCTURE
(BASED ON LONG-TERM PORTFOLIO)
OCTOBER 31, 2001

BONDS CALLABLE

WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

CALL
DATES
-----
2001 ................................... 13%
2002 ...................................  2%
2003 ...................................  0%
2004 ...................................  0%
2005 ...................................  4%
2006 ................................... 11%
2007 ...................................  2%
2008 ...................................  1%
2009 ................................... 18%
2010 ................................... 30%
2011+ .................................. 19%

YEARS BOND CALLABLE


COST (BOOK) YIELD*

WEIGHTED AVERAGE BOOK YIELD: 5.9%

YIELD
DATES
-----
 2001 ...................................7.0%
 2002 ...................................7.0%
 2003 ...................................   %
 2004 ...................................   %
 2005 ...................................6.2%
 2006 ...................................6.2%
 2007 ...................................5.6%
 2008 ...................................5.3%
 2009 ...................................5.7%
 2010 ...................................5.7%
 2011+ ..................................5.5%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 7.0% ON 13% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Bond Trust
RESULTS OF ANNUAL MEETING

On October 23, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) Election of Trustees by all shareholders:

    Michael Bozic
    For ................................................... 3,856,041
    Withheld ..............................................    54,362

    James F. Higgins
    For ................................................... 3,847,418
    Withheld ..............................................    62,985

(2) Election of Trustee by preferred shareholders:

    Charles A. Fiumefreddo
    For ...................................................       599
    Against ...............................................         1

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

Morgan Stanley Insured Municipal Bond Trust
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON       MATURITY
 THOUSANDS                                                                                   RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (94.8%)
            General Obligation (6.1%)
$   2,000   North Slope Borough, Alaska, Ser 2000 B (MBIA) ...........................       0.00 %      06/30/11   $  1,316,880
    2,000   Hawaii Ser 2001 CV (FGIC) ................................................       5.375       08/01/18      2,086,960
            Illinois,
    1,400     Ser 2000 (MBIA) ........................................................       5.75        12/01/17      1,528,156
    1,300     Ser 2000 (MBIA) ........................................................       5.75        12/01/18      1,409,928
---------                                                                                                           ------------
    6,700                                                                                                              6,341,924
---------                                                                                                           ------------
            Educational Facilities Revenue (6.9%)
    3,000   Massachusetts Health & Educational Facilities Authority,
              Boston University, Ser K & L (MBIA) ....................................      10.765++     10/01/31      3,097,500
    2,000   New Hampshire Health & Education Facilities Authority,
              University of New Hampshire Ser 2001 (Ambac) ...........................       5.125       07/01/33      2,010,640
    2,000   New York State Dormitory Authority, St John's University Ser 1996 (MBIA)..       5.70        07/01/26      2,100,120
---------                                                                                                           ------------
    7,000                                                                                                              7,208,260
---------                                                                                                           ------------
            Electric Revenue (9.0%)
    1,400   Alaska Industrial Development & Export Authority, Snettisham
              Hydroelectric 1st Ser (AMT) (Ambac) ....................................       5.00        01/01/27      1,358,938
    2,680   Wyandotte County, Kansas, Kansas City Utility Ser 1998 (MBIA) ............       4.50        09/01/28      2,480,072
    4,000   Long Island Power Authority, New York, Ser 2000 A (FSA) ..................       0.00        06/01/20      1,549,200
    3,000   Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC) ....       6.50        01/01/11      3,070,110
    1,000   South Carolina Public Service Authority, 1997 Refg Ser A (MBIA) ..........       5.00        01/01/29        986,760
---------                                                                                                           ------------
   12,080                                                                                                              9,445,080
---------                                                                                                           ------------
            Hospital Revenue (5.1%)
    2,000   Mesa Industrial Development Authority, Arizona, Discovery Health
              Ser 1999 A (MBIA) ......................................................       5.875       01/01/16      2,201,420
    2,000   University of Missouri, Health Ser 1996 A (Ambac) ........................       5.50        11/01/16      2,109,140
    1,000   University of North Carolina, Hospitals at Chapel Hill Ser 1999 (Ambac)...       5.00        02/15/24      1,002,140
---------                                                                                                           ------------
    5,000                                                                                                              5,312,700
---------                                                                                                           ------------

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 continued


 PRINCIPAL
 AMOUNT IN                                                                             COUPON       MATURITY
 THOUSANDS                                                                              RATE          DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------
              Industrial Development/Pollution Control Revenue (4.4%)
$   2,500     Jasper County, Indiana, Northern Indiana Public Service Co
                Collateralized Ser 1991 (MBIA) .....................................    7.10 %      07/01/17     $  2,559,250
    1,000     Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary FGIC).    7.60        03/01/16        1,023,980
    1,000     Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) .........    7.00        06/01/31        1,023,730
---------                                                                                                        ------------
    4,500                                                                                                           4,606,960
---------                                                                                                        ------------
              Mortgage Revenue - Multi-Family (4.0%)
    1,000     New Jersey Housing Mortgage Finance Agency, Home Buyer
                Ser 2000 CC (AMT) (MBIA) ...........................................    5.875       10/01/31        1,037,510
    2,955     New York State Housing Finance Agency, 1996 Ser A Refg (FSA) .........    6.10        11/01/15        3,163,032
---------                                                                                                        ------------
    3,955                                                                                                           4,200,542
---------                                                                                                        ------------
              Public Facilities Revenue (6.8%)
    3,000     Denver, Colorado, Civic Center Office Building Ser 2000 B COPs
                (Ambac) ............................................................    5.50        12/01/21        3,156,390
    2,000     Broward County School Board, Florida, Ser 2001 A COPs (FSA) ..........    5.00        07/01/26        1,999,860
    2,000     Miami-Dade County School Board, Florida, Ser 2001 A COPs (MBIA) ......    5.00        05/01/31        2,000,000
---------                                                                                                        ------------
    7,000                                                                                                           7,156,250
---------                                                                                                        ------------
              Recreational Facilities Revenue (3.3%)
    1,250     College Park Business & Industrial Development Authority, Georgia,
                Civic Center Ser 2000 (Ambac) ......................................    5.75        09/01/26        1,362,387
    2,000     Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ....................    5.25        12/01/32        2,034,600
---------                                                                                                        ------------
    3,250                                                                                                           3,396,987
---------                                                                                                        ------------
              Transportation Facilities Revenue (19.8%)
    2,000     Chicago, Illinois, O'Hare Int'l Airport Passenger Ser A (AMT) (Ambac)     5.375       01/01/32        2,028,480
    3,000     Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ......    5.50        01/01/15        3,311,130
    2,000     Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
                Sub Lien Ser 1991 B (AMT) (MBIA) ...................................    6.75        12/01/21        2,046,000
    3,000     Nevada Department of Business & Industry, Las Vegas Monorail,
                1st Tier Ser 2000 (Ambac) ..........................................    5.375       01/01/40        3,058,320
    2,500     New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) ...................   11.229++     11/01/17        3,243,750
    2,000     New Jersey Transportation Trust Authority, 1998 Ser A (FSA) ..........    4.50        06/15/19        1,913,040
    1,000     New York State Thruway Authority, Highway & Bridge Ser 1999 B (FGIC)..    5.00        04/01/19        1,008,930

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 continued


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------
$   2,000   Port Authority of New York & New Jersey, Cons 121 Ser (MBIA) # ............    5.125%     10/15/30   $  2,010,980
    2,000   Southeastern Pennsylvania Transportation Authority, Ser A 1999 (FGIC) .....    5.25       03/01/18      2,069,980
---------                                                                                                        ------------
   19,500                                                                                                          20,690,610
---------                                                                                                        ------------
            Water & Sewer Revenue (22.8%)
    2,250   Broward County, Florida, Utility Ser 1991 (FGIC) ..........................    6.00       10/01/20      2,277,855
    2,000   Miami Beach, Florida, Water & Sewer Ser 2000 (Ambac) ......................    5.75       09/01/25      2,166,540
    2,000   Augusta, Georgia, Water & Sewerage Ser 2000 (FSA) .........................    5.25       10/01/22      2,060,720
    2,000   Henry County Water & Sewer Authority, Georgia, Ser 2000 (FGIC) ............    5.625      02/01/30      2,123,280
    1,000   Honolulu City & County, Hawaii, Wastewater Jr Ser 1998 (FGIC) .............    5.25       07/01/17      1,032,960
      500   Detroit, Michigan, Water Supply Ser 2001 A (FGIC) .........................    5.75       07/01/28        540,565
    2,000   St Louis, Missouri, Water Refg Ser 1998 (Ambac) ...........................    4.75       07/01/14      2,050,700
    1,000   Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999 (Ambac) ..........    5.25       05/15/17      1,033,910
    1,500   New York City Municipal Water Finance Authority, New York, 1999 Ser B (FSA)    5.00       06/15/29      1,484,400
    2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewer Ser 2000 (MBIA) ..    5.50       12/01/24      2,102,920
    3,000   Charleston, South Carolina, Waterworks & Sewer Refg & Cap Impr
              Ser 1998 (Secondary FGIC) ...............................................    4.50       01/01/24      2,766,210
    4,000   Norfolk, Virginia, Water Ser 1995 (MBIA) ..................................    5.875      11/01/20      4,254,120
---------                                                                                                        ------------
   23,250                                                                                                          23,894,180
---------                                                                                                        ------------
            Refunded (6.6%)
    1,750   Detroit, Michigan, Water Supply Ser 1999 A (FGIC) .........................    5.75       01/01/10+     2,000,443
    1,425   Port of Portland, Oregon, Portland Int'l Airport Ser Seven B (AMT) (MBIA)..    7.10       07/01/12+     1,763,452
    3,000   Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM) ..........    5.50       10/01/32      3,184,710
---------                                                                                                        ------------
    6,175                                                                                                           6,948,605
---------                                                                                                        ------------
   98,410   Total Tax-Exempt Municipal Bonds (Cost $91,735,338) ..............................................     99,202,098
---------                                                                                                        ------------

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 continued


 PRINCIPAL
 AMOUNT IN                                                                          COUPON       MATURITY
 THOUSANDS                                                                           RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
              Short-Term Tax-Exempt Municipal Obligations (3.5%)
$   1,800     Massachusetts Health & Educational Facilities Authority, Capital
                Assets Ser D (MBIA) (Demand 11/01/01) ............................   1.95*%      01/01/35   $  1,800,000
    1,800     Bell County Health Facilities, Texas, Scott and White Memorial
                Hospital Ser 2000 B (MBIA) (Demand 11/01/01) .....................   2.00*       08/15/29      1,800,000
---------                                                                                                   ------------
    3,600     Total Short-Term Tax-Exempt Municipal Obligations (Cost $3,600,000) .........                    3,600,000
---------                                                                                                   ------------
$ 102,010     Total Investments (Cost $95,335,338) (a) ....................................        98.3%     102,802,098
=========
              Other Assets in Excess of Liabilities .......................................         1.7        1,796,710
                                                                                                 -------    ------------
              Net Assets ..................................................................       100.0%    $104,598,808
                                                                                                 =======    ============

------------
AMT      Alternative Minimum Tax.
COPs     Certificates of Participation.
ETM      Escrowed to maturity.
 +       Prerefunded to call date shown.
 ++ Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term security changes.
 #       Joint exemption in New York and New Jersey.
 *       Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross and net unrealized appreciation is $7,466,760.

Bond Insurance:
---------------
Ambac    Ambac Assurance Corporation.
FGIC     Financial Guaranty Insurance Company.
 FSA     Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.


                       Geographic Summary of Investments

               Based on Market Value as a Percent of Net Assets

Alaska ..........  2.6%    Indiana ............  3.4%    New Jersey ...........  4.7%     Puerto Rico ...............  3.0%
Arizona .........  2.1     Kansas .............  3.4     New Mexico ...........  1.0      South Carolina ............  6.5
Colorado ........  3.0     Massachusetts ......  4.7     New York ............. 10.8      Texas .....................  1.7
Florida .........  8.1     Michigan ...........  4.4     North Carolina .......  1.0      Virginia ..................  4.1
Georgia .........  5.3     Missouri ...........  4.0     Ohio .................  1.9      Joint Exemption* .......... (1.9)
Hawaii ..........  3.0     Nevada .............  2.9     Oregon ...............  1.7                                  ----
Illinois ........  7.9     New Hampshire ......  5.0     Pennsylvania .........  4.0      Total ..................... 98.3%
                                                                                                                      ====

------------
* Joint exemption has been included in each geographic location.

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
October 31, 2001

Assets:
Investments in securities, at value
  (cost $95,335,338)..............................   $102,802,098
Cash .............................................        377,379
Interest receivable ..............................      1,594,386
Prepaid expenses .................................         84,058
                                                     ------------
    Total Assets .................................    104,857,921
                                                     ------------
Liabilities:
Payable for:
    Dividends to preferred shareholders ..........         70,002
    Common shares of beneficial interest
      repurchased ................................         56,896
    Investment management fee ....................         33,038
Accrued expenses .................................         99,177
                                                     ------------
    Total Liabilities ............................        259,113
                                                     ------------
    Net Assets ...................................   $104,598,808
                                                     ============
Composition of Net Assets:
Preferred shares of beneficial interest
  (1,000,000 shares authorized of
  non-participating $.01 par value,
  600 shares outstanding) ........................   $ 30,000,000
                                                     ------------
Common shares of beneficial interest (unlimited
  shares authorized of $.01 par value,
  4,750,020 shares outstanding) ..................     65,867,932
Net unrealized appreciation ......................      7,466,760
Accumulated undistributed net investment income ..        609,754
Accumulated undistributed net realized gain ......        654,362
                                                     ------------
    Net Assets Applicable to Common Shareholders..     74,598,808
                                                     ------------
    Total Net Assets .............................   $104,598,808
                                                     ============
Net Asset Value Per Common Share
($74,598,808 divided by 4,750,020
common shares outstanding) .......................         $15.70
                                                           ======


Statement of Operations
For the year ended October 31, 2001

Net Investment Income:
Interest Income ..................................   $  5,802,928
                                                     ------------
Expenses
Investment management fee ........................        362,378
Auction commission fees ..........................        112,503
Professional fees ................................         69,455
Transfer agent fees and expenses .................         29,690
Custodian fees ...................................         24,621
Trustees' fees and expenses ......................         22,442
Registration fees ................................         21,510
Shareholder reports and notices ..................         18,150
Auction agent fees ...............................          8,041
Other ............................................         17,164
                                                     ------------
    Total Expenses ...............................        685,954
Less: expense offset .............................        (24,618)
                                                     ------------
    Net Expenses .................................        661,336
                                                     ------------
    Net Investment Income ........................      5,141,592
                                                     ------------
Net Realized and Unrealized Gain:
Net realized gain ................................        723,663
Net change in unrealized appreciation ............      4,460,296
                                                     ------------
    Net Gain .....................................      5,183,959
                                                     ------------
Net Increase .....................................   $ 10,325,551
                                                     ============


                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets

                                                                                  FOR THE YEAR       FOR THE YEAR
                                                                                      ENDED             ENDED
                                                                                OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                                ----------------   ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ........................................................    $  5,141,592       $  5,418,124
Net realized gain ............................................................         723,663            300,894
Net change in unrealized appreciation ........................................       4,460,296          1,787,069
                                                                                  ------------       ------------
  Net Increase ...............................................................      10,325,551          7,506,087
                                                                                  ------------       ------------
Dividends to Shareholders from Net Investment Income:
Preferred ....................................................................      (1,214,910)        (1,237,704)
Common .......................................................................      (3,757,104)        (4,270,550)
                                                                                  ------------       ------------
  Total Dividends ............................................................      (4,972,014)        (5,508,254)
                                                                                  ------------       ------------
Decrease from transactions in common shares of beneficial interest ...........      (1,843,603)        (2,694,475)
                                                                                  ------------       ------------
  Net Increase (Decrease) ....................................................       3,509,934           (696,642)
Net Assets:
Beginning of period ..........................................................     101,088,874        101,785,516
                                                                                  ------------       ------------
End of Period
(Including accumulated undistributed net investment income of $609,754 and
$440,176, respectively).......................................................    $104,598,808       $101,088,874
                                                                                  ============       ============


                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001


1. Organization and Accounting Policies

Morgan Stanley Insured Municipal Bond Trust (the "Trust"), formerly Morgan Stanley Dean Witter Insured Municipal Bond Trust (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

Morgan Stanley Insured Municipal Bond Trust
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.


3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $15,371,049 and $18,539,737, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $1,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $10,431. At October 31, 2001, the Trust had an accrued pension liability of $50,474 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Morgan Stanley Insured Municipal Bond Trust
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 continued


Dividends, which are cumulative, are reset through auction procedures.


             AMOUNT IN                      RESET            RANGE OF
 SHARES*     THOUSANDS*        RATE*         DATE        DIVIDEND RATES**
---------   ------------   ------------   -----------   ------------------
   600        $30,000          2.80%       07/05/02        2.80% - 4.67%

------------
 *  As of October 31, 2001.
**  For the year ended October 31, 2001.


Subsequent to October 31, 2001 and up through December 5, 2001, the Trust paid dividends at a rate of 2.80% in the aggregate amount of $140,004.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:


                                                                                                             CAPITAL
                                                                                                             PAID IN
                                                                                                PAR         EXCESS OF
                                                                                SHARES         VALUE        PAR VALUE
                                                                              ---------      --------      ------------
Balance, October 31, 1999 ..................................................  5,095,563      $ 50,956      $ 70,355,054
Treasury shares purchased and retired (weighted average discount 9.57%)* ...   (211,643)       (2,116)       (2,692,359)
                                                                              ---------      --------      ------------
Balance, October 31, 2000 ..................................................  4,883,920        48,840        67,662,695
Treasury shares purchased and retired (weighted average discount 9.67%)* ...   (133,900)       (1,339)       (1,842,264)
                                                                              ---------      --------      ------------
Balance, October 31, 2001 ..................................................  4,750,020      $ 47,501      $ 65,820,431
                                                                              =========      ========      ============

------------
 * The Trustees have voted to retire the shares purchased.


6. Federal Income Tax Status

During the year ended October 31, 2001, the Trust utilized its net capital loss carryover of approximately $69,000.

Morgan Stanley Insured Municipal Bond Trust
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 continued


7. Dividends to Common Shareholders

On October 30, 2001, the Trust declared the following dividends from net investment income:


     AMOUNT             RECORD                PAYABLE
   PER SHARE             DATE                  DATE
   ---------       ----------------      -----------------
    $0.0675        November 9, 2001      November 23, 2001
    $0.0675        December 7, 2001      December 21, 2001


8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.


9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust held positions in residual interest bonds having a total value of $6,341,250, which represents 6.1% of the Trust's net assets.


10. Change in Accounting Policy

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley Insured Municipal Bond Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                                            FOR THE YEAR ENDED OCTOBER 31*
                                                          ------------------------------------------------------------------
                                                           2001          2000           1999            1998           1997
                                                          ------       -------         ------         -------         ------
Selected Per Share Data:
Net asset value, beginning of period ...............      $14.56       $ 14.09         $15.64         $ 15.53         $15.35
                                                          ------       -------         ------         -------         ------
Income (loss) from investment operations:
  Net investment income ............................        1.07          1.09           1.11            1.20           1.20
  Net realized and unrealized gain (loss) ..........        1.06          0.43          (1.53)           0.11           0.16
                                                          ------       -------         ------         -------         ------
Total income (loss) from investment operations .....        2.13          1.52          (0.42)           1.31           1.36
                                                          ------       -------         ------         -------         ------
Less dividends from:
  Net investment income ............................       (0.78)        (0.86)         (0.92)          (0.99)         (0.96)
  Common share equivalent of dividends paid to
    preferred shareholders .........................       (0.25)        (0.25)         (0.22)          (0.21)         (0.22)
                                                          ------       -------         ------         -------         ------
Total dividends ....................................       (1.03)        (1.11)         (1.14)          (1.20)         (1.18)
                                                          ------       -------         ------         -------         ------
Anti-dilutive effect of acquiring treasury shares ..        0.04          0.06           0.01               -              -
                                                          ------       -------         ------         -------         ------
Net asset value, end of period .....................      $15.70       $ 14.56         $14.09         $ 15.64         $15.53
                                                          ======       =======         ======         =======         ======
Market value, end of period ........................      $14.29       $13.125         $12.50         $16.125         $16.00
                                                          ======       =======         ======         =======         ======
Total Return+ ......................................       15.19%       12.12%         (17.60)%          7.03%         20.62%
Ratios to Average Net Assets of Common Shareholders:
Expenses (before expense offset) ...................        0.93%(3)      0.95%(2)       0.91 %(1)       0.87%(1)       0.89%(1)
Net investment income before preferred stock
  dividends ........................................        7.00%         7.67%          7.36 %          7.65%          7.80%
Preferred stock dividends ..........................        1.65%         1.75%          1.44 %          1.37%          1.43%
Net investment income available to common
  shareholders .....................................        5.35%         5.92%          5.92 %          6.28%          6.37%

Supplemental Data:
Net assets, end of period, in thousands ............    $104,599      $101,089       $101,786        $110,341       $109,806
Asset coverage on preferred shares at end of
  period ...........................................         348%          336%           338 %           367%           365%
Portfolio turnover rate ............................          16%           26%            29 %             6%             2%

------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.
(2) Does not reflect the effect of expense offset of 0.02%.
(3) Does not reflect the effect of expense offset of 0.03%.

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Morgan Stanley Insured Municipal Bond Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Insured Municipal Bond Trust (the "Trust"), formerly Morgan Stanley Dean Witter Insured Municipal Bond Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Insured Municipal Bond Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 20, 2001

                      2001 Federal Tax Notice (unaudited)
      For the year ended October 31, 2001, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020



                                                                  MORGAN STANLEY

                                [GRAPHIC OMITTED]


MORGAN STANLEY
INSURED MUNICIPAL
BOND TRUST



Annual Report
October 31, 2001
------------------------------